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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  February 24, 1996




                         DISCOVERY TECHNOLOGIES, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)



       KANSAS                       0-18606                     36-3526027
- ----------------------     ------------------------       ---------------------
(State of other juris-     (Commission file number)       (IRS Employer Identi-
diction incorporation                                         fication No.)
or organization)



              P.O. Box 239, Colorado Springs, Colorado  80901-0239
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        (Address of principal executive offices)            (Zip Code)




      Registrant's telephone number, including area code:  (719) 575-0503
      -------------------------------------------------------------------



          1299 Fourth Street, Suite 400, San Rafael, California  94901
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 4: CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT
- ----------------------------------------------------

     (a) The Board of Directors of Discovery Technologies, Inc. (the "Company") has determined to change the Company's independent accountant. The change is effective May 23, 1996. The independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements was Hein + Associates LLP. The reports dated April 8, 1994 and December 14, 1995 each contained a going concern qualification. Other than the going concern qualifications, the reports did not contain any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Nor have there been any disagreements between the Company and Hein + Associates LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (b) The Company has retained the accounting firm of Grant Thornton LLP to serve as the Company's principal accountant to audit the Company's financial statements. This engagement is effective December 31, 1995. Prior to its engagement as the Company's principal independent accountant, Grant Thornton LLP had not been consulted by the Company either with respect to the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter which was the subject of any prior disagreement between the Company and its previous certifying accountant.


ITEM 7:  EXHIBITS
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     In accordance with the provisions of Item 304(a)(3) of Regulation S-B, the
Company has provided Hein + Associates LLP with a copy of this Current Report on Form 8-K and has requested that Hein + Associates LLP furnish a letter addressed to the Commission stating whether it agrees with the Statements contained herein, and, if not, stating the respects in which it does not agree. The letter of Hein + Associates LLP shall be filed with the Commission within ten (10) business days of the filing of this Report or within two (2) business days of its receipt.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   DISCOVERY TECHNOLOGIES, INC.



Date:    July 24, 1996             By:  /s/ Craig Rogers
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                                        Craig Rogers, Chief Financial Officer